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                                                                    Exhibit 10.9
                   ENDORSEMENT TO ALTERNATIVE DEAL SURETY BOND
                    NUMBERS 1994-A, 1994-B, 1995-A AND 1996-A


                  This Endorsement is issued to evidence the consent of HEMAR Insurance Corporation of America (the "Surety"), under Alternative DEAL Surety Bond Numbers 1994-A, 1994-B, 1995-A and 1996-A, to the sale of any Alternative DEAL Notes which are insured pursuant to said Surety Bonds or any other Alternative DEAL Surety Bond, and listed on EXHIBIT A (the "Identified Alternative DEAL Notes") attached hereto, by Key Bank USA, National Association ("Seller") to The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") on behalf of the Trust (defined below).

                  WHEREAS, KeyCorp Student Loan Trust 1999-A, a New York Trust (the "Trust") was established pursuant to a certain Trust Agreement, dated as of July 13, 1998, as amended and restated as of January 1, 1999, between Key Bank USA, National Association, ("Key Bank USA") as Depositor, and the Eligible Lender Trustee (the "Trust Agreement");

                  WHEREAS, Seller has conveyed or will convey to the Eligible Lender Trustee on behalf of the Trust all of its right, title and interest in and to the Identified Alternative DEAL Notes, inter alia, and including all of its right, title and interest as "Original Insured" or "Insured" under the Surety Bonds referenced above with respect to the Identified Alternative DEAL Notes pursuant to a certain Sale and Servicing Agreement, dated as of January 1, 1999 by and among the Seller, Key Bank USA, as the Administrator, the Trust, the Eligible Lender Trustee, and Pennsylvania Higher Education Assistance Agency and EFS Services, Inc., as the Servicers (the "Sale and Servicing Agreement").

                  Pursuant to Section 2(e) of the Surety Bonds referenced above, the Eligible Lender Trustee shall be entitled to receive notice (and the Surety agrees to provide such notice) from the Surety that the Surety Bond with respect to an Identified Alternative Deal Note has been canceled. Such notice shall be given to:

                  The First National Bank of Chicago
                  -----------------------------------------
                  One First National Plaza, Suite 0126
                  -----------------------------------------
                  Chicago, Illinois  60670
                  -----------------------------------------
                  Attention: Corporate Trust Administration
                  -----------------------------------------

or other such address as the Eligible Lender Trustee may designate in writing to the Surety.

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                  For purposes of the Surety Bonds referenced above, including without limitation, Section 6 thereof, the Eligible Lender Trustee shall have all rights afforded it as if it were the Original Insured with respect to the Identified Alternative DEAL Notes. With respect to any Alternative DEAL Notes which are insured pursuant to the Alternative DEAL Surety Bonds referenced above, but which are not listed on EXHIBIT A hereto, Key Bank USA, National Association will continue to be deemed the Original Insured under said Surety Bonds for purposes of Section 6 and all other provisions of said Surety Bonds.


                                    HEMAR Insurance Corporation
                                    of America, as Surety


                                    ------------------------------------------
                                    Kevin F. Moehn, President

ATTEST:



-----------------------------
Bruce L. Olson, Secretary

                  The foregoing Endorsement was issued as of July 13, 1998, by the undersigned, an insurance agent duly licensed under the laws of the State of Ohio and authorized to act as agent for HEMAR Insurance Corporation of America.


                                               ---------------------------------
                                               Robert E. O'Connell as
                                               authorized Agent for HEMAR
                                               Insurance Corporation of America